                               AMENDMENT NO. 3 TO

                         MANAGEMENT AGREEMENT (C CLASS)

         THIS AMENDMENT NO. 3 TO MANAGEMENT AGREEMENT (C CLASS) is made as of the 1st day of July, 2002, by and between each of the registered investment companies that have executed this Amendment below (the "Companies") and American
Century Investment Management, Inc., a Delaware corporation (the "Investment
Manager"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Management Agreement (defined below).

         WHEREAS, the Companies are parties to a certain Management Agreement (C
Class) dated September 16, 2000, to be effective May 1, 2001, amended August 1,
2001, and December 3, 2001 (the "Agreement"); and

         WHEREAS, the Board of Trustees of American Century Investment have determined that it is in the best interests of the Trust to add a new Series titled High-Yield Fund; and

         WHEREAS, the parties desire to amend the Agreement to add the new series;

         NOW, THEREFORE, IN CONSIDERATION of the mutual promises and agreements herein contained, the parties agree as follows:

         1.       Exhibits A, B, C and D to the Agreement are hereby amended by deleting the text thereof in their entirety and inserting in lieu therefor the Exhibits A, B, C and D attached hereto.

         2.       After the date hereof, all references to the Agreement shall be deemed to mean the Agreement as amended by this Amendment
                  No. 3.

         3.       In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

         4.       Except as expressly supplemented, amended or consented to
                  hereby, all of the representations, warranties, terms,
                  covenants and conditions of the Agreement shall remain
                  unamended and shall continue to be in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.

                                    AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                                    MUNICIPAL FUNDS
                                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                    AMERICAN CENTURY INVESTMENT TRUST
                                    AMERICAN CENTURY MUNICIPAL TRUST
                                    AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                                    AMERICAN CENTURY TARGET MATURITIES TRUST

                                    By:    /s/Charles A. Etherington
                                    Name:  Charles A. Etherington
                                    Title: Vice President of each

                                    Attest: /s/Janet A. Nash
                                    Name:   Janet A. Nash
                                    Title:  Assistant Secretary of each

                                    AMERICAN CENTURY INVESTMENT
                                    MANAGEMENT, INC.

                                    By:    /s/David C. Tucker
                                    Name:  David C. Tucker
                                    Title: Senior Vice President

                                    Attest:/s/Janet A. Nash
                                    Name:  Janet A. Nash
                                    Title: Assistant Secretary

                                    Exhibit A

         Registered Investment Companies Subject to Management Agreement

Registered Investment Company and Funds                                             Date
---------------------------------------                                             ----

American Century California Tax-Free and Municipal Funds
         California High-Yield Municipal Fund                                   May 1, 2001
         California Insured Tax-Free Fund                                       May 1, 2001
         California Intermediate-Term Tax-Free Fund                             May 1, 2001
         California Long-Term Tax-Free Fund                                     May 1, 2001

American Century Government Income Trust
         Ginnie Mae Fund (formerly GNMA Fund)                                   May 1, 2001

American Century Investment Trust
         Prime Money Market Fund                                                May 1, 2001
         High-Yield Fund                                                        July 1, 2002

American Century Municipal Trust
         Arizona Municipal Bond Fund (formerly Arizona                          May 1, 2001
         Intermediate-Term Municipal Fund)
         Florida Municipal Bond Fund (formerly Florida                          May 1, 2001
         Intermediate-Term Municipal Fund)
         Tax-Free Bond Fund (formerly Intermediate-Term Tax-Free Fund)          May 1, 2001
         High-Yield Municipal Fund                                              May 1, 2001

American Century Quantitative Equity Funds
         Equity Growth Fund                                                     May 1, 2001
         Income & Growth Fund                                                   May 1, 2001

American Century Target Maturities Trust
         Target 2030 Fund                                                       May 1, 2001

Dated:  July 1, 2002

                                    Exhibit B

                          Series Investment Categories

Investment Category                 Series
-------------------                 ------

Bond Funds                          Arizona Muncipal Bond Fund (formerly Arizona Intermediate-
                                    Term Municipal Fund)
                                    California High-Yield Municipal Fund
                                    California Insured Tax-Free Fund
                                    California Intermediate-Term Tax-Free Fund
                                    California Long-Term Tax-Free Fund
                                    Florida Municipal Bond Fund (formerly Florida
                                    Intermediate-Term Municipal Fund)
                                    Ginnie Mae Fund (formerly GNMA Fund)
                                    High-Yield Municipal Fund
                                    Tax-Free Bond Fund (formerly Intermediate-Term Tax-Free Fund)
                                    Target 2030 Fund
                                    High-Yield Fund

Investment Category                 Series

Equity Funds                        Equity Growth Fund
                                    Income & Growth Fund

Investment Category                 Series

Money Market Funds                  Prime Money Market Fund

Dated:  July 1, 2002

                                    Exhibit C

              Investment Category Fee Schedules: Money Market Funds

                                Schedule 1 Funds:
                                      none

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.2500%
                Next $1 billion                    0.2070%
                Next $3 billion                    0.1660%
                Next $5 billion                    0.1490%
                Next $15 billion                   0.1380%
                Next $25 billion                   0.1375%
                Thereafter                         0.1370%

                                Schedule 2 Funds:
                                      none

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.2700%
                Next $1 billion                    0.2270%
                Next $3 billion                    0.1860%
                Next $5 billion                    0.1690%
                Next $15 billion                   0.1580%
                Next $25 billion                   0.1575%
                Thereafter                         0.1570%

                                Schedule 3 Funds:
                             Prime Money Market Fund

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.3700%
                Next $1 billion                    0.3270%
                Next $3 billion                    0.2860%
                Next $5 billion                    0.2690%
                Next $15 billion                   0.2580%
                Next $25 billion                   0.2575%
                Thereafter                         0.2570%

                                Schedule 4 Funds:
                                      none

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.2300%
                Next $1 billion                    0.1870%
                Next $3 billion                    0.1460%
                Next $5 billion                    0.1290%
                Next $15 billion                   0.1180%
                Next $25 billion                   0.1175%
                Thereafter                         0.1170%

                       Category Fee Schedules: Bond Funds

                                Schedule 1 Funds:
                   California Intermediate-Term Tax-Free Fund
                       California Long-Term Tax-Free Fund
                        California Insured Tax-Free Fund
 Arizona Municipal Bond Fund (formerly Arizona Intermediate-Term Municipal Fund)
 Florida Municipal Bond Fund (formerly Florida Intermediate-Term Municipal Fund)
          Tax-Free Bond Fund (formerly Intermediate-Term Tax-Free Fund)

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.2800%
                Next $1 billion                    0.2280%
                Next $3 billion                    0.1980%
                Next $5 billion                    0.1780%
                Next $15 billion                   0.1650%
                Next $25 billion                   0.1630%
                Thereafter                         0.1625%

                                Schedule 2 Funds:
                      California High-Yield Municipal Fund

                 Category Assets                    Fee Rate
                 ---------------                    --------
                 First $1 billion                   0.3100%
                 Next $1 billion                    0.2580%
                 Next $3 billion                    0.2280%
                 Next $5 billion                    0.2080%
                 Next $15 billion                   0.1950%
                 Next $25 billion                   0.1930%
                 Thereafter                         0.1925%

                       Category Fee Schedules: Bond Funds
                                   (continued)

                                Schedule 3 Funds:
                      Ginnie Mae Fund (formerly GNMA Fund)
                                Target 2030 Fund

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.3600%
                Next $1 billion                    0.3080%
                Next $3 billion                    0.2780%
                Next $5 billion                    0.2580%
                Next $15 billion                   0.2450%
                Next $25 billion                   0.2430%
                Thereafter                         0.2425%

                                Schedule 4 Funds:
                                      none

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.6100%
                Next $1 billion                    0.5580%
                Next $3 billion                    0.5280%
                Next $5 billion                    0.5080%
                Next $15 billion                   0.4950%
                Next $25 billion                   0.4930%
                Thereafter                         0.4925%

                 Category Fee Schedules: Bond Funds (continued)

                                Schedule 5 Funds:
                            High-Yield Municipal Fund

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.4100%
                Next $1 billion                    0.3580%
                Next $3 billion                    0.3280%
                Next $5 billion                    0.3080%
                Next $15 billion                   0.2950%
                Next $25 billion                   0.2930%
                Thereafter                         0.2925%

                                Schedule 6 Funds:
                                 High-Yield Fund

                Category Assets                    Fee Rate
                ---------------                    --------
                First $1 billion                   0.6600%
                Next $1 billion                    0.6080%
                Next $3 billion                    0.5780%
                Next $5 billion                    0.5580%
                Next $15 billion                   0.5450%
                Next $25 billion                   0.5430%
                Thereafter                         0.5425%

                      Category Fee Schedules: Equity Funds

                                Schedule 1 Funds:
                               Equity Growth Fund
                              Income & Growth Fund

                 Category Assets                    Fee Rate
                 ---------------                    --------
                 First $1 billion                   0.5200%
                 Next $5 billion                    0.4600%
                 Next $15 billion                   0.4160%
                 Next $25 billion                   0.3690%
                 Next $50 billion                   0.3420%
                 Next $150 billion                  0.3390%
                 Thereafter                         0.3380%

                                Schedule 2 Funds:
                                      none

                 Category Assets                    Fee Rate
                 ---------------                    --------
                 First $1 billion                   0.7200%
                 Next $5 billion                    0.6600%
                 Next $15 billion                   0.6160%
                 Next $25 billion                   0.5690%
                 Next $50 billion                   0.5420%
                 Next $150 billion                  0.5390%
                 Thereafter                         0.5380%

Dated:  July 1, 2002

                                       D-1
                                    Exhibit D

                              Complex Fee Schedule

                Complex Assets                     Fee Rate
                --------------                     --------
                First $2.5 billion                 0.3100%
                Next $7.5 billion                  0.3000%
                Next $15.0 billion                 0.2985%
                Next $25.0 billion                 0.2970%
                Next $50.0 billion                 0.2960%
                Next $100.0 billion                0.2950%
                Next $100.0 billion                0.2940%
                Next $200.0 billion                0.2930%
                Next $250.0 billion                0.2920%
                Next $500.0 billion                0.2910%
                Thereafter                         0.2900%

Dated:  July 1, 2002